Share capital	10 Months Ended
Jan. 31, 2024
Share capital
Share capital

11.Share capital

a)Authorized

The Company is authorized to issue an unlimited number of Common Shares, each without par value.

b)Issued and outstanding

As at January 31, 2024, there were 13,390,659 issued and outstanding Common Shares.

On January 25, 2024, as a result of the completion of the RTO Transaction, the Company issued 5,000,000 Common Shares to the previous shareholders of PGI, 8,390,659 to the previous shareholders of NCAC (see Note 5).

c)Loss per share

The calculation of basic and diluted loss per share is based on the loss for the period divided by the weighted average number of shares in circulation during the period. In calculating the diluted loss per share, potentially dilutive shares such as options, convertible debt and warrants have not been included as they would have the effect of decreasing the loss per share, and they would therefore be anti-dilutive.